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                                                                       EXHIBIT 5

FIDELITY
ADVISOR
ANNUITY
CLASSIC

[LOGO]

                                    GENERAL
                      FIDELITY ADVISOR ANNUITY CLASSIC(SM)
                                  APPLICATION

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
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PLAN TYPE         AN OPTION MUST BE SELECTED

This contract is established as a:
[ ] NON-QUALIFIED             [ ] 401(k) Plan information required              [ ] 403(b) Disclosure form required
[ ] IRA                       [ ] SIMPLE 401(k) Plan information required       [ ] 403(b) ERISA Disclosure form &
[ ] SEP IRA 5305 Form         [ ] 401(a) Plan information required                               Plan info form required
    Required                  [ ] CRT (Charitable Remainder Trust)              [ ] ORP 403(b) Disclosure form required
[ ] ROTH IRA Statement                Transmittal Form Required                 [ ] OTHER See prospectus
    of Understanding
    Custodial Form Required
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CONTRACT OWNER                                                  [ ] CONTINGENT OWNER   [ ] JOINT OWNER
Last Name or Plan Name                                          Last Name               Spouse only unless prohibited
                                                                                        by law
-------------------------------------------------               ------------------------------------------------------
First Name or Plan Name (continued)           MI                First Name                                         MI

-------------------------------------------- ----               ------------------------------------------------- ----
Address                                                         Address

       -----------------------------------------                       -----------------------------------------------

       -----------------------------------------                       -----------------------------------------------
Sex [ ] M   [ ] F    Birthdate                                  Sex [ ] M   [ ] F    Birthdate
                              ----/----/--------                                               ----/----/-------------
                               MM   DD    YYYY                                                  MM   DD     YYYY

Soc. Sec. No. or Tax ID                                         Soc. Sec. No. or Tax ID
                       -------------------------                                       -------------------------------

---------------------------------------------------------------------------------------------------------------------
ANNUITANT  Complete only if different from                      [ ] CONTINGENT ANNUITANT Complete only if applicable
           primary contract owner
Last Name                                                       Last Name

-------------------------------------------------               ------------------------------------------------------
First Name                                    MI                First Name                                         MI

-------------------------------------------- ----               ------------------------------------------------- ----
Address

       -----------------------------------------

       -----------------------------------------
                    Maximum issue age through 78
Sex [ ] M   [ ] F    Birthdate                                  Sex [ ] M   [ ] F    Birthdate
                              ----/----/--------                                               ----/----/-------------
                               MM   DD    YYYY                                                  MM   DD     YYYY

Soc. Sec. No.                                                   Soc. Sec. No.
             -----------------------------------                             -----------------------------------------
Occupation                  Employer
          -----------------         ------------

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BENEFICIARY  BENEFICIARY WILL RECEIVE DEATH BENEFIT UPON DEATH OF ANNUITANT (AND CONTINGENT ANNUITANT, IF NAMED).
             WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.

                                                                             Relationship                    Birthdate
Primary    Contingent    Print Full Name (Last, First, MI)      Allocation   to Annuitant    Soc. Sec. No.   MM/DD/YYYY
 [ ]                     ---------------------------------      ---------%   ------------    ------------    --/--/----
 [ ]          [ ]        ---------------------------------      ---------%   ------------    ------------    --/--/----
 [ ]          [ ]        ---------------------------------      ---------%   ------------    ------------    --/--/----
 [ ]          [ ]        ---------------------------------      ---------%   ------------    ------------    --/--/----
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ANNUITY PURCHASE PAYMENTS     [ ] PAYMENT ENCLOSED    [ ] SALARY REDUCTION       [ ] ROLLOVER
[ ]TRANSFER/1035 (requires transfer form)             [ ] OTHER                  APPLY FOR TAX YEAR________
First Purchase Payment $ __________ submitted. A copy of this application properly signed by the producer will constitute receipt for such amount. If this application is declined by the Company, there will be no liability on the part of the
Company, and any payments submitted with this application will be refunded.
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REMARKS

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APO-2793-B     PRODUCT OF NATIONWIDE LIFE INSURANCE CO. I.VAC-APPOTH-(12/1998)
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PURCHASE PAYMENT ALLOCATION  A CONTRACT CANNOT BE ISSUED UNLESS THIS SECTION IS
                             COMPLETE

                            WHOLE PERCENTAGES ONLY,
                                MUST TOTAL 100%

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FIDELITY VARIABLE INSURANCE PRODUCTS FUND                   FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
_____ % VIP Equity-Income Portfolio: Initial Class          _____ % VIP III Balanced Portfolio: Initial Class

_____ % VIP Growth Portfolio: Initial Class                 _____ % VIP III Growth & Income Portfolio: Initial Class

_____ % VIP Money Market Portfolio: Initial Class           _____ % VIP III Growth Opportunities Portfolio: Initial Class

_____ % VIP Overseas Portfolio: Initial Class               _____ % VIP III Mid Cap Portfolio: Initial Class


FIDELITY VARIABLE INSURANCE PRODUCTS FUND I                 NATIONWIDE LIFE INSURANCE COMPANY

_____ % VIP II Asset Manager Portfolio: Initial Class       _____ % Fixed Account

_____ % VIP II Asset Manager Growth Portfolio:
        Initial Class                                       MVA/GUAR. TERM OPTION (GTO)

_____ % VIP II Contrafund  Portfolio: Initial Class         _____ % 3 YEAR

_____ % VIP II Index 500 Portfolio: Initial Class           _____ % 5 YEAR           $1,000 minimum
                                                                                     for each MVA/GTO
_____ % VIP II Investment Grade Bond Portfolio:             _____ % 7 YEAR           option.
        Initial Class
                                                            _____ % 10 YEAR
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CONTRACT OWNER SIGNATURES

I hereby represent my answers to the above questions to be accurate and complete and acknowledge that I have received a copy of the current prospectus for this variable annuity contract.

[ ] Yes  [ ] No  Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

[ ] Please send me a copy of the Statement of Additional Information to the Prospectus.

STATE IN WHICH APPLICATION WAS SIGNED                              DATE
                                      ----------------------------      -------------------------
                                               State

CONTRACT OWNER ____________________________________ JOINT OWNER __________________________________
                          Signature                                       Signature

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PRODUCER INFORMATION

[ ] Yes  [ ] No  Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?

PRODUCER SIGNATURE
                  --------------------------------------

                             Signature

NAME                                                        PRODUCER SSN
    ---------------------------------------------                        ----------------------------------------------

BROKER/DEALER                                               PHONE  (    )
             ------------------------------------                ------------------------------------------------------

ADDRESS
       ------------------------------------------

       ------------------------------------------

       ------------------------------------------
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      REGULAR MAIL                                                          EXPRESS MAIL

Nationwide Life Insurance Co.                FIDELITY ADVISORS              Nationwide Life Insurance Co.
P.O. Box 182610                               Service Center                Fidelity Advisor Service Team, 1-05-P1
Columbus, Ohio 43218-2610                    1-800-573-5775                 One Nationwide Plaza
                                                                            Columbus, Ohio 43215-2220
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